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                                                                 EXHIBIT 10.10


                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                            ONLINEFILMSALES.COM, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

         THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS AGREEMENT IS FURTHER SUBJECT TO OTHER RESTRICTIONS, THE TERMS AND CONDITIONS OF WHICH ARE SET FORTH IN THIS AGREEMENT.




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                                TABLE OF CONTENTS

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ARTICLE I                  DEFINITIONS..........................................................................2
         1.1      "Act".........................................................................................2
         1.2      "Adjusted Target Shares.......................................................................2
         1.3      "Affected Class B Member".....................................................................2
         1.4      "Affiliate"...................................................................................2
         1.5      "Agreement"...................................................................................2
         1.6      "Bankruptcy"..................................................................................2
         1.7      "Capital Account".............................................................................2
         1.8      "Capital Contribution"........................................................................3
         1.9      "Certificate of Formation"....................................................................3
         1.10     "Class A Member"..............................................................................3
         1.11     "Class B Members".............................................................................3
         1.12     "Closing".....................................................................................3
         1.13     "Code"........................................................................................3
         1.14     "Commencement Date"...........................................................................3
         1.15     "Company".....................................................................................3
         1.16     "Company Minimum Gain"........................................................................3
         1.17     "Conversion Events"...........................................................................3
         1.18     "Conversion Date".............................................................................3
         1.19     "Conversion Shares"...........................................................................3
         1.20     "Conversion Factor"...........................................................................3
         1.21     "Distributable Cash"..........................................................................3
         1.22     "Distribution"................................................................................4
         1.23     "Dividend Income".............................................................................4
         1.24     "Dividend Income Account".....................................................................4
         1.25     "Economic Interest"...........................................................................4
         1.26     "Economic Interest Holder"....................................................................4
         1.27     "Economic Risk of Loss".......................................................................4
         1.28     "Fair Market Value"...........................................................................4
         1.29     "Fiscal Year".................................................................................4
         1.30     "Former Member"...............................................................................4
         1.31     "Former Member's Interest"....................................................................4
         1.32     "Majority in Interest"........................................................................5
         1.33     "Manager".....................................................................................5
         1.34     "MediaChase Consulting Agreement".............................................................5
         1.35     "Member"......................................................................................5
         1.36     "Member Minimum Gain".........................................................................5
         1.37     "Member Nonrecourse Debt".....................................................................5
         1.38     "Member Nonrecourse Deductions"...............................................................5
         1.39     "Membership Interest".........................................................................5
         1.40     "Net Profits"and "Net Losses".................................................................5
         1.41     "Net Value of the Economic Interest"..........................................................6
         1.42     "Nonrecourse Deductions"......................................................................6
         1.43     "Nonrecourse Liability".......................................................................6

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         1.44     "Notice of Conversion Event"..................................................................6
         1.45     "Person"......................................................................................6
         1.46     "Purchasing Member"...........................................................................6
         1.47     "Representing Party"..........................................................................6
         1.48     "Shares"......................................................................................6
         1.49     "Securities Act"..............................................................................6
         1.50     "Target Shares"...............................................................................6
         1.51     "Tax Credits".................................................................................6
         1.52     "Tax Matters Partner".........................................................................6
         1.53     "Termination Event"...........................................................................7
         1.54     "Transfer"....................................................................................7
         1.55     "Treasury Regulations"........................................................................7
         1.56     "United States Bankruptcy Code"...............................................................7
         1.57     "Unpaid Dividend Income"......................................................................7
         1.58     "Voting Interest".............................................................................7

ARTICLE II                 ORGANIZATIONAL MATTERS...............................................................8
         2.1      Name..........................................................................................8
         2.2      Term..........................................................................................8
         2.3      Office and Agent..............................................................................8
         2.4      Purpose of Company............................................................................8
         2.5      Intent........................................................................................8
         2.6      Members.......................................................................................8
         2.7      Formation Expenses............................................................................8

ARTICLE III                CAPITAL CONTRIBUTIONS................................................................9
         3.1      Initial Capital Contributions.................................................................9
         3.2      Additional Capital Contributions..............................................................9
         3.3      Capital Accounts..............................................................................9
         3.4      No Priorities of Members; No Withdrawals of Capital...........................................9
         3.5      No Interest...................................................................................9
         3.6      Loans; No Compensation........................................................................9

ARTICLE IV                 MEMBERS..............................................................................9
         4.1      Admission of Additional Members...............................................................9
         4.2      Withdrawals or Resignations..................................................................10
         4.3      No Agency....................................................................................10
         4.4      Meetings of Members; Written Consent.........................................................10

ARTICLE V                  MANAGEMENT AND CONTROL OF THE COMPANY...............................................10
         5.1      Management of the Company by the Manager.....................................................10
                  (a)      Exclusive Management by the Manager.................................................10
                  (b)      Powers of the Manager...............................................................11
                  (c)      Agency Authority of the Manager; Delegation by the Manager..........................12
                  (d)      Discretion of the Manager...........................................................12
                  (e)      Performance of Duties; Liability of Manager.........................................12
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                  (f)      Devotion of Time....................................................................13
         5.2      Election of Manager..........................................................................13
                  (a)      Number and Term.....................................................................13
                  (b)      No Removal..........................................................................13
                  (c)      Vacancies...........................................................................13
         5.3      [intentionally omitted]......................................................................13
         5.4      Members Have No Managerial Authority.........................................................13
         5.5      Transactions between the Company and the Manager, the Members or their Affiliates............13
                  (a)      Contracts with Affiliates...........................................................13
                  (b)      Contracts with Affiliates of the Managers...........................................13
                  (c)      Treatment of Affiliate Loans and Fees...............................................14
         5.6      Officers.....................................................................................14
                  (a)      Appointment of Officers.............................................................14
                  (b)      Signing Authority of Officers.......................................................14
                  (c)      Acts of Officers as Conclusive Evidence of Authority................................14
         5.7      Competing Activities.........................................................................14
         5.8      Payments to the Manager and Others...........................................................15
                  (a)      No Management Fee...................................................................15
                  (b)      Services Performed by Members, Economic Interest Holders or Affiliates..............15
                  (c)      Expenses............................................................................15

ARTICLE VI                 ALLOCATIONS OF NET PROFITS, NET LOSSES AND DISTRIBUTIONS............................16
         6.1      Minimum Gain Chargeback......................................................................16
         6.2      Member Minimum Gain Chargeback...............................................................16
         6.3      Qualified Income Offset......................................................................16
         6.4      Nonrecourse Deductions.......................................................................16
         6.5      Member Nonrecourse Deductions................................................................16
         6.6      Allocation of Net Profits....................................................................16
         6.7      Allocation of Net Losses.....................................................................16
         6.8      Distribution of Assets by the Company........................................................16
         6.9      Allocation of Net Profits and Losses and  Distributions  in Respect of a Transferred
                  Interest.....................................................................................17
         6.10     Tax Allocation Matters.......................................................................17
                  (a)      Contributed or Revalued Property....................................................17
                  (b)      Recapture Items.....................................................................17
         6.11     Order of Application.........................................................................17
         6.12     Allocation of Liabilities....................................................................18
         6.13     Form of Distribution.........................................................................18
         6.14     Withholding..................................................................................18

ARTICLE VII                TRANSFER OF INTERESTS...............................................................18
         7.1      Transfer of Interests........................................................................18
         7.2      Permitted Transfers..........................................................................19

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         7.3      Liquidation of InternetStudios...............................................................19
         7.4      Conversion Events............................................................................19
                  (a)      Termination Event...................................................................19
                  (b)      Merger or Acquisition...............................................................19
                  (c)      Seventh Anniversary.................................................................20
                  (d)      Dissolution.........................................................................20
         7.5      Terms of Transfer Pursuant to a Conversion Event.............................................20
                  (a)      Notice of Conversion Event..........................................................20
                  (b)      Conversion Shares...................................................................20
                  (c)      Class B Member Bound................................................................21
         7.6      [intentionally omitted]......................................................................21
         7.7      [intentionally omitted]......................................................................21
         7.8      Further Restrictions on Transfer of Interests................................................21
         7.9      Substitution of Members......................................................................21
         7.10     Enforcement..................................................................................21
         7.11     Effect of Transfers in Violation of Agreement................................................22

ARTICLE VIII               CONSEQUENCES OF TERMINATION EVENTS..................................................22
         8.1      Dissolution of Company.......................................................................22
         8.2      Admission or Conversion......................................................................22
         8.3      Purchase Price...............................................................................23
         8.4      Notice of Intent to Purchase.................................................................23
         8.5      Election to Purchase Less Than All of the Former Member's Interest...........................23
         8.6      Closing of Purchase of Former Member's Interest..............................................23
         8.7      Payment of Purchase Price....................................................................23

ARTICLE IX                 ACCOUNTING, RECORDS, REPORTING BY MEMBERS...........................................24
         9.1      Books and Records............................................................................24
         9.2      Reports; Annual Statements...................................................................24
                  (a)      Governmental Reports................................................................24
                  (b)      Financial Reports...................................................................25
                  (c)      Tax Reports.........................................................................25
         9.3      Bank Accounts; Invested Funds................................................................25
         9.4      Tax Matters for the Company Handled by Tax Matters Partner...................................25
         9.5      Accounting Matters...........................................................................26
         9.6      Confidentiality..............................................................................26

ARTICLE X                  DISSOLUTION AND WINDING UP..........................................................26
         10.1     Dissolution..................................................................................26
         10.2     Date of Dissolution..........................................................................26
         10.3     Winding Up...................................................................................26
         10.4     Liquidating Distributions....................................................................27
         10.5     [intentionally omitted]......................................................................27
         10.6     [intentionally omitted]......................................................................27
         10.7     No Liability.................................................................................27
         10.8     [intentionally omitted]......................................................................27

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         10.9     Certificate of Cancellation..................................................................27
         10.10    Compensation for Services....................................................................27
         10.11    No Action for Dissolution....................................................................27

ARTICLE XI                 LIMITATION OF LIABILITY; STANDARD OF CARE; INDEMNIFICATION..........................28
         11.1     Limitation of Liability......................................................................28
         11.2     Standard of Care.............................................................................28
         11.3     Indemnification..............................................................................28
         11.4     Contract Right; Expenses.....................................................................28
         11.5     Indemnification of Employees and Agents......................................................29
         11.6     Nonexclusive Right...........................................................................29
         11.7     Severability.................................................................................29
         11.8     Insurance....................................................................................29

ARTICLE XII                INVESTMENT REPRESENTATIONS..........................................................29
         12.1     Preexisting Relationship or Experience.......................................................29
         12.2     Access to Information........................................................................29
         12.3     Economic Risk................................................................................30
         12.4     Investment Intent............................................................................30
         12.5     Consultation with Attorney...................................................................30
         12.6     Purpose of Entity............................................................................30
         12.7     Residency....................................................................................30
         12.8     No Advertising...............................................................................30
         12.9     Interest is Restricted Security..............................................................30
         12.10    No Registration of Interest..................................................................30
         12.11    Organization.................................................................................30
         12.12    Authority....................................................................................31
         12.13    Enforceability...............................................................................31
         12.14    No Violation.................................................................................31

ARTICLE XIII               MISCELLANEOUS.......................................................................31
         13.1     InternetStudios'Counsel......................................................................31
         13.2     Amendments...................................................................................31
         13.3     Offset Privilege.............................................................................31
         13.4     Arbitration..................................................................................31
                  (a)      General.............................................................................31
                  (b)      Governing Law.......................................................................32
                  (c)      Costs of Arbitration................................................................32
         13.5     Remedies Cumulative..........................................................................32
         13.6     Notices......................................................................................32
         13.7     Attorneys'Fees...............................................................................32
         13.8     Governing Law; Jurisdiction..................................................................33
         13.9     Complete Agreement...........................................................................33
         13.10    No Third-Party Rights........................................................................33
         13.11    Binding Effect...............................................................................33

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         13.12    Section Headings.............................................................................33
         13.13    Interpretation...............................................................................33
         13.14    Severability.................................................................................33
         13.15    Multiple Counterparts........................................................................34
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                                                        vi
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                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                            ONLINEFILMSALES.COM, LLC

                      A DELAWARE LIMITED LIABILITY COMPANY

         This Limited Liability Company Agreement is made as of _________, 2000, by and among InternetStudios.com, Inc., a Nevada corporation
("InternetStudios"), MediaChase Ltd., a Delaware corporation ("MediaChase"), Heidi Lester, an individual, and Steve Fredericks, an individual, with reference to the following facts:

         A. InternetStudios has heretofore formed Onlinefilmsales.com, LLC (the "Company") as a limited liability company under the laws of the State of Delaware and, to that end, has filed a Certificate of Formation for the Company with the Delaware Secretary of State.

         B. InternetStudios has heretofore contributed substantially all of its assets and liabilities to the Company in exchange for all of the Class A Membership Interests in the Company.

         C. Heidi Lester has heretofore contributed an 8.153% membership interest in Onlinefilms, LLC, a Delaware limited liability company, and Steve Fredericks has heretofore contributed certain intellectual property and rights, including all of his right, title and interest in and to, and all of his rights and obligations under, that certain Cooperative Agreement dated July 17, 1999 between Steve Fredericks and Longevity-Southland Group, to the Company in exchange for Class B Membership Interests herein.

         D. Concurrently herewith, MediaChase intends to contribute a fifty percent (50.0%) voting and economic interest in each of ReporterTV.com, LLC, a Delaware limited liability company, and a 100% voting and 50% economic interest in StudioBuzz.com, LLC, a Delaware limited liability company, to the Company in exchange for Class B Membership Interests herein.

         E. The parties hereto (and certain related entities) have been negotiating since September 1999 with respect to the matters set forth herein, and have previously reached agreements with respect to some matters, which this Agreement now supercedes.

         F. Accordingly, the parties now desire to adopt a limited liability company agreement to govern their respective rights and obligations as Members and Managers of the Company.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is acknowledged, pursuant to the Act, the following shall constitute the Limited Liability Company Agreement of the Company:

                                    ARTICLE I

                                   DEFINITIONS

         When used in this Agreement, the following terms have the following meanings:

         1.1 "ACT" means the Limited Liability Company Act of the State of Delaware.

         1.2 "ADJUSTED TARGET SHARES" means as of any given date the number of Target Shares for each Class B Member as increased or decreased by (as the case may be) any stock dividend, stock split, reverse stock split, or redemption applicable pro rata to all issued and outstanding Shares that has occurred subsequent to the admission of such Class B Member and that would have affected the number of Target Shares held by such Class B Member if the Target Shares had been issued to such Class B Member on the date of such Class B Member's admission.

         1.3 "AFFECTED CLASS B MEMBER" has the meaning specified in Section
7.4.

         1.4 "AFFILIATE" of a Member or Manager means (a) a Person directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control with that Member or Manager, (b) a Person owning or controlling ten percent (10%) or more of the outstanding voting securities or beneficial interests of that Member or Manager, or (c) an officer, director, partner or member, or a member of the immediate family of an officer, director, partner or member, of that Member or Manager. For these purposes "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         1.5 "AGREEMENT" means this Limited Liability Company Agreement of Onlinefilmsales.com, LLC.


         1.6 "BANKRUPTCY" of a Member means the institution of any proceedings under any federal or state law for the relief of debtors, including the filing by or against that Member of a voluntary or involuntary case under the United States Bankruptcy Code, which proceedings, if involuntary, are not dismissed within sixty (60) days after their filing; an assignment of the property of that Member for the benefit of creditors; the appointment of a receiver, trustee or conservator of any substantial portion of the assets of that Member, which appointment, if obtained ex parte, is not dismissed within sixty (60) days thereafter; the seizure by a sheriff, receiver, trustee or conservator of any substantial portion of the assets of that Member; the failure by that Member generally to pay its debts as they become due within the meaning of Section 303(h)(1) of the United States Bankruptcy Code, as determined by the Bankruptcy Court; or that Member's admission in writing of its inability to pay its debts as they become due.

         1.7 "CAPITAL ACCOUNT" of an Economic Interest Holder means the capital account of that Economic Interest Holder determined from the inception of the Company strictly in accordance with the rules set forth in
Section 1.704-1(b)(2)(iv) of the Treasury Regulations. If any Membership Interest or Economic Interest is Transferred pursuant to the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent the Capital Account is attributable to the Membership Interest or Economic Interest so Transferred. In the event that assets of the Company other than cash are distributed to an Economic Interest

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Holder in kind, Capital Accounts shall be adjusted for the hypothetical
"book" gain or loss that would have been realized by the Company if the distributed assets had been sold for their fair market values in a cash sale (in order to reflect unrealized gain or loss). In the event of the liquidation of the Company, Capital Accounts shall be adjusted for the hypothetical "book" gain or loss that would have been realized by the Company if all Company assets had been sold for their fair market values in a cash sale (in order to reflect unrealized gain or loss).

         1.8 "CAPITAL CONTRIBUTION" of a Member, at any particular time, means the amount of money or property, or a promissory note or other binding obligation to contribute money or property, which that Member has theretofore contributed to the capital of the Company.

         1.9 "CERTIFICATE OF FORMATION" means the Certificate of Formation of the Company as filed under the Act with the Delaware Secretary of State, as the same may be amended from time to time.

         1.10 "CLASS A MEMBER" shall mean that member designated as such on Exhibit A hereto.

         1.11 "CLASS B MEMBERS" means those Members specified as Class B Members on Exhibit A hereto, who shall constitute a separate class of Members and who shall have no voting rights in the Company as provided in Section 18-215(d) of the Act.

         1.12 "CLOSING" has the meaning specified in Section 8.6.

         1.13 "CODE" means the Internal Revenue Code of 1986, as amended.

         1.14 "COMMENCEMENT DATE" has the meaning specified in Section
7.5(a).

         1.15 "COMPANY" means Onlinefilmsales.com, LLC, a Delaware limited liability company.

         1.16 "COMPANY MINIMUM GAIN" with respect to any taxable year of the Company means the "partnership minimum gain" of the Company computed strictly in accordance with the principles of Section 1.704-2(d) of the Treasury Regulations.

         1.17 "CONVERSION EVENTS" has the meaning specified in Section 7.4.

         1.18 "CONVERSION DATE" means the date specified in Section
7.5(b)(i).

         1.19 "CONVERSION SHARES" has the meaning specified in Section
7.5(b)(i).

         1.20 "CONVERSION FACTOR" means 1.0.

         1.21 "DISTRIBUTABLE CASH" at any time means that portion of the cash then on hand or in bank accounts of the Company which the Manager deems available for Distribution to the Economic Interest Holders, taking into account (a) the amount of cash required for the payment of all current expenses, liabilities and obligations of the Company (whether for expense items, capital expenditures, improvements, retirement of indebtedness or otherwise), (b) the amount of

                                 3
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cash required for reimbursement to the Class A Member for any of its operating expenses, operating overhead, debt service and federal or state income taxes, property taxes, ad valorem taxes, sales taxes, use taxes, employment taxes, or other tax assessments, and including all interest, penalties or additions thereto, and (c) the amount of cash which the Manager deems necessary to establish reserves for the payment of future capital expenditures, improvements, retirements of indebtedness, operations and contingencies, known or unknown, liquidated or unliquidated, including, but not limited to, liabilities which may be incurred in litigation and liabilities undertaken pursuant to the indemnification provisions of this Agreement.

         1.22 "DISTRIBUTION" means the transfer of money or property by the Company to one or more Economic Interest Holders without separate consideration.

         1.23 "DIVIDEND INCOME" means with respect to a Class B Member the cumulative amount beginning from the date of its admission as a Class B Member of (i) cash dividends plus (ii) the fair market value of any non-cash dividends (including property dividends, issuances of stock of a class different from the Shares, warrants, options or any similar interest entitling shareholders to acquire additional Shares) declared by InternetStudios to be payable to its actual shareholders, plus (iii) the proceeds payable on redemptions applicable pro rata to all issued and outstanding Shares, all as declared payable to its actual shareholders on the number of Adjusted Target Shares of such Class B Member existing on any given date.

          1.24 "DIVIDEND INCOME ACCOUNT" means the cumulative excess of (i) a Class B Member's Dividend Income, over (ii) all allocations to the Class B Member pursuant to Section 6.6(a).

          1.25 "ECONOMIC INTEREST" means a share of one or more of the Company's Net Profits, Net Losses, Tax Credits, Distributable Cash or other Distributions, but does not include any other rights of a Member, including, without limitation, the right to vote or participate in the management of the Company or the right to information concerning the business and affairs of the Company.

         1.26 "ECONOMIC INTEREST HOLDER" means the holder of an Economic Interest, including either a Member, to the extent of the Economic Interest constituting a part of its Membership Interest, or a Person who is not a Member but holds merely a bare Economic Interest.

         1.27 "ECONOMIC RISK OF LOSS" means the economic risk of loss within the meaning of Section 1.752-2 of the Treasury Regulations.

         1.28 "FAIR MARKET VALUE" means, with
respect to an asset, the price at which that asset would be sold for cash payable at closing between a willing buyer and a willing seller, each having reasonable knowledge of all relevant facts concerning the asset and neither acting under any compulsion to buy or sell.

         1.29 "FISCAL YEAR" means the Company's fiscal year, which shall be the calendar year.

         1.30 "FORMER MEMBER" has the meaning specified in Section 8.2.

         1.31 "FORMER MEMBER'S INTEREST" has the meaning specified in Section
8.2.

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         1.32 "MAJORITY IN INTEREST" means Voting Interests which, taken together, exceed fifty percent (50%) of the aggregate of all Voting Interests held by all Class A Members entitled to vote or grant consent with respect to the matter in question.

         1.33 "MANAGER" means the one or more managers of the Company selected by the Members pursuant to Section 5.2(a) and shall be deemed to refer to the sole Manager at all times when there exists only one Manager. Initially, "Manager" means InternetStudios.

         1.34 "MEDIACHASE CONSULTING AGREEMENT" means that certain Consulting Agreement of even date herewith between MediaChase and the Company related to Onlinefilmsales.com, LLC.

         1.35 "MEMBER" means each Person who (a) is an initial signatory to this Agreement, has been admitted to the Company as a Member in accordance with this Agreement or is a transferee of a Member who has become a Member in accordance with ARTICLE VII, all within the class as set forth on Exhibit A hereto, and (b) has not suffered a Termination Event.

         1.36 "MEMBER MINIMUM GAIN" has the meaning given to the term "partner nonrecourse debt minimum gain" in Section 1.704-2(d) of the Treasury Regulations.

         1.37 "MEMBER NONRECOURSE DEBT" means any "partner nonrecourse liability" or "partner nonrecourse debt" under Section 1.704-2(b)(4) of the Treasury Regulations. Subject to the foregoing, it means any Company liability to the extent the liability is nonrecourse for purposes of Section 1.1001-2 of the Treasury Regulations and a Member (or related Person within the meaning of Section 1.752-4(b) of the Treasury Regulations) bears the Economic Risk of Loss under Section 1.752-2 of the Treasury Regulations because, for example, the Member or related Person is the creditor or a guarantor.

         1.38 "MEMBER NONRECOURSE DEDUCTIONS" means the Company deductions, losses and Code Section 705(a)(2)(B) expenditures, as the case may be (as computed for "book" purposes), that are treated as deductions, losses and expenditures attributable to Member Nonrecourse Debt under Section 1.704-2(i)(2) of the Treasury Regulations.

         1.39 "MEMBERSHIP INTEREST" means a Member's total interest as a Member of the Company, including that Member's Economic Interest, its options or similar rights hereunder to acquire Membership Interests or Economic Interests, its right to inspect the books and records of the Company and its right, to the extent specifically provided to the class of Membership as set forth on Exhibit A in this Agreement, to participate in the business, affairs and management of the Company and to vote or grant consent with respect to matters coming before the Company.

         1.40 "NET PROFITS" and "NET LOSSES" means, for each fiscal period, the net income and net loss, respectively, of the Company determined strictly in accordance with federal income tax principles (including rules governing depreciation and amortization), except that in computing net income or net loss, the "book" value of an asset will be substituted for its adjusted tax basis if the two differ; and the following items shall be excluded from the computation:

              (a) any gain, income, deductions or losses specially allocated under Sections 6.1, 6.2, or 6.3;

              (b) any Nonrecourse Deductions; and

              (c) any Member Nonrecourse Deductions.

         1.41 "NET VALUE OF THE ECONOMIC INTEREST" means, with respect to any Economic Interest, the amount which would be received by the owner of that Economic Interest if (a) all of the assets of the Company were sold for their aggregate Fair Market Values, (b) all liabilities and obligations of the Company were then paid or discharged, including debts of the Company to the Members and their Affiliates, and (c) any remaining proceeds of the sale and any cash on hand were distributed among the Economic Interest Holders in accordance with Section 10.4, after allocating the Net Profits or Net Losses, as the case may be, that would result from such assumed sale as provided in
ARTICLE VI, all determined as of the date of occurrence of the applicable Termination Event.

         1.42 "NONRECOURSE DEDUCTIONS" in any fiscal period means the amount of Company deductions that are characterized as "nonrecourse deductions" under Section 1.704-2(b) of the Treasury Regulations.

         1.43 "NONRECOURSE LIABILITY" means a liability treated as a "nonrecourse liability" under Sections 1.704-2(b)(3) and 1.752-1(a)(2) of the Treasury Regulations.

         1.44 "NOTICE OF CONVERSION EVENT" has the meaning specified in
Section 7.5(a).

         1.45 "PERSON" means any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, limited liability company, limited liability partnership, real estate investment trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator.

         1.46 "PURCHASING MEMBER" has the meaning specified in Section 8.4.

         1.47 "REPRESENTING PARTY" has the meaning specified in ARTICLE XII.

         1.48 "SHARES" means shares of $0.0001 par value common stock in InternetStudios.

         1.49 "SECURITIES ACT" means the Securities Act of 1933.

         1.50 "TARGET SHARES" means as to each Class B Member that number of Shares specified by that Class B Member's name on Exhibit A.

         1.51 "TAX CREDITS" means all credits against income or franchise taxes and credits allowable to Economic Interest Holders under state, federal or other tax statutes.

         1.52 "TAX MATTERS PARTNER" means InternetStudios, or any successor in interest to InternetStudios' entire Membership Interest, except as otherwise provided in Section 9.4.

         1.53 "TERMINATION EVENT" with respect to any Member means one or more of the following: the withdrawal, resignation or expulsion of that Member from the Company, other than a Transfer which is made in accordance with the provisions of ARTICLE VII.

         1.54 "TRANSFER" means, with respect to a Membership Interest, an Economic Interest or any interest therein, the sale, assignment, transfer, disposition, pledge, hypothecation or encumbrance, whether direct or indirect, voluntary, involuntary or by operation of law, and whether or not for value, of (a) that Membership Interest, Economic Interest or interest therein or (b) a controlling interest in any Person which directly or indirectly through one or more intermediaries holds that Membership Interest, Economic Interest or interest therein. Transfer includes any transfer as a result of or in connection with any property settlement or judgment incident to a divorce, dissolution of marriage or separation, and any transfer by decree of distribution or other court order in proceedings arising from the death of the spouse of any Member or Economic Interest Holder.

         1.55 "TREASURY REGULATIONS" means the regulations of the United States Treasury Department pertaining to the income tax.

         1.56 "UNITED STATES BANKRUPTCY CODE" means the United States Bankruptcy Code at Title 11, United States Code.

         1.57 "UNPAID DIVIDEND INCOME" means with respect to a Class B Member the excess of (i) the total cumulative Dividend Income of such Class B Member as of any given date, over (ii) the sum of all prior distributions in payment of the Dividend Income to such Class B Member pursuant to Section 6.8(a).

         1.58 "VOTING INTEREST" means a Class A Member's percentage right to vote on matters coming before the Members for action. The Voting Interest of each Class A Member shall initially be the percentage set forth opposite the name of that Member in Exhibit A and may be adjusted from time to time thereafter pursuant to the provisions of this Agreement, including, without limitation, the provisions of Sections 3.2, 4.1, 4.2 and 8.2. The combined Voting Interest of all Class A Members shall at all times equal one hundred percent (100%). The Class B Members shall have no Voting Interests.

         References in this Agreement to "Articles," "Sections," "Exhibits" and "Schedules" shall be to the Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specifically provided; all Exhibits and Schedules to this Agreement are incorporated herein by reference; any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural and in any gender depending on the reference; the words "herein", "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any Person shall be deemed to include such Person's permitted heirs, personal representatives, successors and assigns; and (b) to any agreement, any document or any other written instrument shall be a reference to such agreement, document or instrument together with all exhibits, schedules, attachments and appendices thereto, and in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and

(c) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

                                  ARTICLE II

                             ORGANIZATIONAL MATTERS

         2.1 NAME. The name of the Company shall be "Onlinefilmsales.com, LLC". The business of the Company may be conducted under that name or, upon compliance with applicable law, under any other name that the Manager deems appropriate or advisable.

         2.2 TERM. The term of the Company's existence commenced upon the filing of its Certificate of Formation with the Delaware Secretary of State on March 8, 2000 and shall continue until such time as it is terminated pursuant to ARTICLE X.

         2.3 OFFICE AND AGENT. The principal office of the Company shall be at 1351 4th Street, Suite 227, Santa Monica, CA, or at such other place as the Manager may determine from time to time. The Company may also have such other offices within the State of California, or elsewhere, as the Manager may from time to time determine. The name and business address of the agent for service of process for the Company in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805, or such other Person as the Manager may appoint from time to time.

         2.4 PURPOSE OF COMPANY. The Company may engage in any lawful activity for which a limited liability company may be organized under the Act.

         2.5 INTENT. It is the intent of the Members that the Company shall always be operated in a manner consistent with its treatment as a "partnership" for Federal and state income tax purposes. It also is the intent of the Members that the Company not be operated or treated as a "partnership" for purposes of Section 303 of the United States Bankruptcy Code. No Member or Manager shall take any action inconsistent with that express intent.

         2.6 MEMBERS. The names, addresses, Capital Contributions, Voting Interests and Target Shares of the Members as of the date of this Agreement are set forth in Exhibit A.

         2.7 FORMATION EXPENSES. Each Member shall be responsible for and shall pay all fees and expenses incurred by it in connection with the formation of the Company, including, without limitation, all legal and accounting fees and expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and all related agreements and instruments. The Company shall pay all filing fees, minimum franchise or other similar taxes and other governmental charges incident to its formation and qualification to do business.

                                  ARTICLE III

                              CAPITAL CONTRIBUTIONS

         3.1 INITIAL CAPITAL CONTRIBUTIONS. Upon execution of this Agreement, each Member has contributed or shall contribute to the Company the monies and/or properties which are specified in Exhibit A as that Member's initial Capital Contribution.

         3.2 ADDITIONAL CAPITAL CONTRIBUTIONS. No Member or Economic Interest Holder shall be required to make any additional Capital Contributions not specifically referred to in Section 3.1. The Class A Member shall have the right to make additional Capital Contributions in its sole and absolute discretion at any time. The Class B Members shall have no right to make any additional Capital Contributions. To the extent approved from time to time by the Manager, however, new Members may be admitted to the Company and shall make Capital Contributions in connection with their admission as determined by the Manager. Each Member shall receive a credit to its Capital Account in the amount of any capital which it contributes to the Company. Immediately following any Capital Contribution, the Voting Interests of the Class A Members (if the Capital Contribution is by a Class A Member) and the Economic Interests of the Members shall be adjusted to reflect the new relative proportions thereof.

         3.3 CAPITAL ACCOUNTS. The Company shall establish and maintain an individual Capital Account for each Economic Interest Holder.

         3.4 NO PRIORITIES OF MEMBERS; NO WITHDRAWALS OF CAPITAL. Except as otherwise specified in ARTICLE VI and in the Act, no Economic Interest Holder shall have a priority over any other Economic Interest Holder as to any Distribution, whether by way of return of capital or by way of profits, or as to any allocation of Net Profits or Net Losses. No Economic Interest Holder shall have the right to withdraw or reduce its Capital Contributions in the Company except as a result of the dissolution of the Company or as otherwise provided in Section 4.2 or the Act, and no Economic Interest Holder shall have the right to demand or receive property other than cash in return for its Capital Contributions.

         3.5 NO INTEREST. No Economic Interest Holder shall be entitled to receive any interest on its Capital Contributions.

         3.6 LOANS; NO COMPENSATION. No Member or Economic Interest Holder shall be required to lend any funds to the Company, and no Member or Economic Interest Holder shall have any personal liability for the repayment of any Capital Contribution of any other Member or Economic Interest Holder. No Member or Economic Interest Holder shall receive any interest, salary or drawing with respect to its Capital Contributions or its Capital Account, except as otherwise specifically provided in this Agreement.

                                    ARTICLE IV

                                     MEMBERS

         4.1 ADMISSION OF ADDITIONAL MEMBERS. Subject to compliance with applicable law, the Manager may admit additional Members to the Company from time to time upon such terms and conditions as it may determine in its sole and absolute discretion, and any such additional Members shall be granted Membership Interests and Voting Interests (if Class A Members) and may participate in the management, Net Profits, Net Losses, Tax Credits, Distributable Cash and other Distributions of the Company on such terms as the Manager may fix, and the Manager may amend this Agreement accordingly.

         4.2 WITHDRAWALS OR RESIGNATIONS. No Member may withdraw or resign from the Company except as relates to a Transfer in accordance with the provisions of ARTICLE VII or in conjunction with a conversion pursuant to Sections 7.4 and 7.5 or with the prior written consent of the Manager, which consent may be given or withheld, conditioned or delayed in the Manager's sole discretion. If such consent is given, and the withdrawing or resigning Member is the last and only remaining Member, the withdrawal or resignation shall be effective only after the expiration of the period for Member consent to continue the business of the Company or dissolve, as provided in Section 8.1.

         4.3 NO AGENCY. The management of the Company is vested exclusively in the Manager. No Member may be an agent of the Company, nor may any Member bind or execute any agreement, instrument or document on behalf of the Company.

         4.4 MEETINGS OF MEMBERS; WRITTEN CONSENT. The Members do not contemplate holding meetings; however, meetings of the Members may be held if called by the Manager in its sole and absolute discretion at such times and places within or without the State of California as the Manager fixes from time to time. Voting will be conducted by classes, but only Class A shall have any voting rights. In addition, meetings of the Class A Members may be called upon the written demand of any Class A Member for the purpose of addressing any matters on which the Class A Members may vote. No annual or regular meetings of Members are required, but if such meetings are held, they shall be noticed, held and conducted pursuant to the Act. Members may participate in any meeting through the use of conference telephones or similar communications equipment as long as all Members participating can hear one another. A Member so participating is deemed to be present in person at the meeting. Any action which may be taken by the Members at a meeting may also be taken without a meeting, if a consent in writing setting forth the action so taken is signed by Class A Members having not less than the minimum votes that would be necessary to authorize that action at a meeting of the Class A Members duly called and noticed.

                                  ARTICLE V

                      MANAGEMENT AND CONTROL OF THE COMPANY

         5.1      MANAGEMENT OF THE COMPANY BY THE MANAGER.

              (a) EXCLUSIVE MANAGEMENT BY THE MANAGER. The business, property and affairs of the Company shall be managed exclusively by the Manager. Except for matters as to which the approval of the Members is expressly required by the Act, the Manager shall have full, complete and exclusive authority, power and discretion to manage and control the business, property and affairs of the Company, to make all decisions regarding those matters and to perform any and all other actions customary or incident to the management of the Company's business, property and affairs.

              (b) POWERS OF THE MANAGER. Without limiting the generality of the foregoing, the Manager, acting alone and without obtaining any approval from the Members except only as required by the Act, shall have the exclusive power and authority to cause the Company:

                   (i) to do any act in the conduct of its business and to exercise all powers granted to a limited liability company under the Act, whether in the state of California or in any other state, territory, district or possession of the United States or any foreign country, that may be necessary, convenient, desirable or incidental to the accomplishment of the business purposes of the Company;

                   (ii) to own, hold, operate, maintain, finance, refinance, improve, lease, sell, convey, mortgage, transfer, demolish or dispose of any asset as may be necessary, convenient, desirable or incidental to the accomplishment of the business purposes of the Company;

                   (iii) to enter into, perform and carry out any contracts, leases, instruments, commitments, agreements or other documents of any kind, including, without limitation, contracts with any Member or Manager, any Affiliate thereof or any agent of the Company, necessary, convenient, desirable or incidental to the accomplishment of the business purposes of the Company;

                   (iv) to sue and be sued, complain and defend and participate in administrative or other proceedings, in its own name;

                   (v) to appoint officers, employees and agents of the Company, define their duties and fix their compensation, if any, and to select attorneys, accountants, consultants and other advisors of the Company;

                   (vi) to indemnify any Person in accordance with the Act and to obtain any and all types of insurance;

                   (vii) to borrow money from any Person and issue evidences of indebtedness and to secure the same by mortgages, deeds of trust, security agreements, pledges, collateral assignments or other liens on the assets of the Company;

                   (viii) to negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waive, execute, acknowledge or take any other action with respect to any loan agreement, commitment, deed of trust, mortgage, security agreement or other loan document in respect of any assets of the Company;

                   (ix) to pay, collect, compromise, litigate, arbitrate or otherwise adjust or settle any and all other claims or demands of or against the Company or to hold such proceeds against the payment of contingent liabilities;

                   (x) to make, execute, acknowledge, endorse and file any and all agreements, documents, instruments, checks, drafts or other evidences of indebtedness necessary, convenient, desirable or incidental to the accomplishment of the business purposes of the Company;

                   (xi) to cease the Company's activities and dissolve and wind up its affairs upon its duly authorized dissolution;

                   (xii) to cause any special purpose subsidiary limited liability company wholly owned by the Company to do any of the foregoing;

                   (xiii) to admit a Person as a Member of the Company;

                   (xiv) to alter the primary purpose of the Company set forth in Section 2.4;

                   (xv) to confess a judgment against the Company;

                   (xvi) to place the Company into Bankruptcy; and

                   (xvii) to amend the Certificate of Formation or this Agreement, provided such amendment does not diminish the rights or increase the obligations of a Member without such Member's consent.

              (c) AGENCY AUTHORITY OF THE MANAGER; DELEGATION BY THE
MANAGER. The Manager, acting alone, is authorized to endorse all checks, drafts and other evidences of indebtedness made payable to the order of the Company and to execute all agreements, contracts, commitments, checks, instruments and other documents on behalf of the Company. The Manager may also delegate any or all of its authority, rights and/or obligations, whether arising hereunder, under the Act or otherwise, to any one or more officers, agents or other duly authorized representatives of the Company.

              (d) DISCRETION OF THE MANAGER. In making any and all decisions relating to the conduct of the Company's business or otherwise delegated to them by any provision of this Agreement, the Manager shall be free to exercise its sole, absolute and unfettered discretion. The Manager shall not, in respect of any such decision, be liable to the Company, the Members or any of their respective Affiliates or constituent owners for any resulting actual or alleged losses, damages, costs or expenses suffered by them so long as such decision was made by the Manager in good faith for a purpose reasonably believed by it to be in, or not opposed to, the best interests of the Company.

              (e) PERFORMANCE OF DUTIES; LIABILITY OF MANAGER. The Manager shall perform its managerial duties in good faith and in a manner it believes to be in, or not opposed to, the best interests of the Company. In performing its duties, the Manager shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, of any attorney, independent accountant or other Person as to matters which the Manager believes to be within such Person's professional or expert competence, unless the

Manager has actual knowledge concerning the matter in question that would cause such reliance to be unwarranted.

              (f) DEVOTION OF TIME. The Manager shall not be obligated to devote all of its time or business efforts to the affairs of the Company; however, it shall devote such time, effort and skill as it deems appropriate for the management and operation of the Company's affairs.

         5.2 ELECTION OF MANAGER.

              (a) NUMBER AND TERM. The Company shall initially have one Manager, who shall be InternetStudios. The number of Managers of the Company shall be increased beyond one and thereafter fixed from time to time only by the affirmative vote or written consent of a Majority in Interest. The Manager shall be elected by the affirmative vote or written consent of a Majority in Interest. Unless that Manager resigns, dissolves or dies, each Manager shall hold office indefinitely until a successor is elected.

              (b) NO REMOVAL. The Manager may not be removed from office except as provided by the Act.

              (c) VACANCIES. Any vacancy occurring for any reason in the number of Managers may be filled by the affirmative vote or written consent of a Majority in Interest.

         5.3 [intentionally omitted]

         5.4 MEMBERS HAVE NO MANAGERIAL AUTHORITY. The Members shall have no power to participate in the management of the Company except as expressly authorized by this Agreement and except as expressly required by any non-waivable provision of the Act. No Member shall have any power or authority to bind or act on behalf of the Company in any way, to pledge its assets or to render it liable for any purpose.

         5.5 TRANSACTIONS BETWEEN THE COMPANY AND THE MANAGER, THE MEMBERS OR THEIR AFFILIATES.

              (a) CONTRACTS WITH AFFILIATES. Notwithstanding that it may constitute a conflict of interest, the Manager or Members may, and may cause their Affiliates to, engage in any transaction (including, without limitation, the purchase, sale, lease or exchange of any property, the lending of money, the rendering of any service or the establishment of any salary, other compensation or other terms of employment) with the Company so long as that transaction is not expressly prohibited by this Agreement and so long as the transaction is fair to the Company and are on commercially reasonable terms.

              (b) CONTRACTS WITH AFFILIATES OF THE MANAGERS. The Members acknowledge and intend that the Manager may provide, or may cause the Company to engage one or more of its Affiliates to provide, any or all goods and/or services required by the Company in the conduct of its business, and that, except only as expressly limited below, the terms and conditions of any such engagement shall be determined exclusively by the Manager in its sole and absolute discretion, provided that such engagement is on commercially reasonable terms.

              (c) TREATMENT OF AFFILIATE LOANS AND FEES. To the fullest extent permitted by law, all principal, interest, costs and expenses owing by the Company to the Members, the Manager or Affiliates thereof in repayment of loans and all fees, commissions and/or reimbursable amounts payable by the Company to the Members, the Manager or Affiliates thereof shall be treated in the same manner as liabilities payable to unaffiliated creditors of the Company and shall be paid and taken into account, as such, before any Distributions of Distributable Cash are made to the Economic Interest Holders.

         5.6 OFFICERS.

              (a) APPOINTMENT OF OFFICERS. The Manager may, at its discretion, appoint officers of the Company at any time. The officers of the Company may include a Chairperson, a President or Chief Executive Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, Assistant Secretaries, a Chief Financial Officer, a Treasurer and one or more Assistant Treasurers and a Comptroller. The officers shall serve at the pleasure of the Manager, subject to all rights, if any, of an officer under any contract of employment. Any individual may hold any number of offices. Officers of the Manager may serve as officers of the Company if appointed by the Manager. The officers shall exercise such powers and perform such duties as are typically exercised by similarly titled officers in a corporation and as shall be determined from time to time by the Manager. If any such officer is entitled to a salary for his or her services, however, all of that salary shall be paid by the Company.

              (b) SIGNING AUTHORITY OF OFFICERS. The officers, if any, shall have such authority to sign checks, instruments and other documents on behalf of the Company as may be delegated to them by the Manager.

              (c) ACTS OF OFFICERS AS CONCLUSIVE EVIDENCE OF AUTHORITY. Any note, mortgage, deed of trust, evidence of indebtedness, contract, certificate, statement, conveyance or other instrument or obligation in writing, and any assignment or endorsement thereof, executed or entered into between the Company and any other Person, when signed by the Chairperson, the President or Chief Executive Officer, any Senior Vice-President and any Secretary, any Assistant Secretary, any Treasurer, or any Assistant Treasurer of the Company, is not invalidated as to the Company by any lack of authority of the signing officers in the absence of actual knowledge on the part of the other Person that the signing officer(s) had no authority to execute the same.

         5.7 COMPETING ACTIVITIES. The Manager, the Members and the Economic Interest Holders, and their respective officers, directors, shareholders, partners, members, managers, agents, employees and Affiliates, may engage or invest in, independently or with others, any business activity of any type or description, including without limitation, those that might be the same as or similar to the Company's business and that might be in direct or indirect competition with the Company. None of the Company, the Manager, or any other Member or Economic Interest Holder shall have the right in or to such other business activities or to the income or proceeds derived therefrom. None of the Manager or the Members or Economic Interest Holders shall be obligated to present any investment opportunity or prospective economic advantage to the Company or the Manager, other Members or Economic Interest Holders even if the opportunity is one of the character that, if presented to the Company or the Manager, other Members or Economic Interest Holders, could be taken by the Company or any of the Manager, other Members or Economic Interest Holders. The Manager, the Members and the Economic Interest Holders shall have the right to hold any investment opportunity or prospective economic advantage for their own account or to recommend such opportunity to Persons other than the Company or the Manager, other Members or Economic Interest Holders. The Members and Economic Interest Holders acknowledge that the Manager and the other Members or Economic Interest Holders and their Affiliates own and/or manage other businesses, including businesses that may compete with the Company and for the Manager's and Members' time. The Members and Economic Interest Holders hereby waive any and all rights and claims which they may otherwise have against the Manager and the other Members and Economic Interest Holders and their respective officers, directors, shareholders, partners, members, managers, agents, employees and Affiliates as a result of any such activities. Notwithstanding the foregoing, the provisions of this Section 5.7 shall be subject to the terms of the MediaChase Consulting Agreement (a "Related Party Agreement"), and in the event of any conflict, the terms and provisions of such separate agreement shall control.

         5.8 PAYMENTS TO THE MANAGER AND OTHERS. The Company is authorized to pay any Person remuneration or reimbursement for goods and services provided to the Company; provided, however, that the Manager, the Members and their respective Affiliates shall be entitled to receive only the following remuneration or reimbursement:

              (a) NO MANAGEMENT FEE. The Manager shall not be entitled to any management fee or other compensation for its services as Manager.

              (b) SERVICES PERFORMED BY MEMBERS, ECONOMIC INTEREST HOLDERS OR AFFILIATES. The Company shall pay the Members, the Economic Interest Holders and their Affiliates for services rendered or goods provided by them to the Company to the extent that those Members, Economic Interest Holders or Affiliates are not required to render such services or goods themselves without charge to the Company, and to the extent that the fees paid to those Members, Economic Interest Holders or Affiliates do not exceed the fees that would be payable to independent, responsible third parties that are willing to perform those services or provide those goods.

              (c) EXPENSES. The Company shall reimburse InternetStudios in connection with its expenses (as provided in Section 1.22) and shall reimburse the Manager for all reasonable out-of-pocket costs and expenses incurred by it in connection with the business and affairs of the Company, as well as organizational expenses (including, without limitation, legal and accounting fees and costs) incurred by them to form the Company and prepare the Certificate of Formation and this Agreement.

                                ARTICLE VI

            ALLOCATIONS OF NET PROFITS, NET LOSSES AND DISTRIBUTIONS

         6.1 MINIMUM GAIN CHARGEBACK. In the event that there is a net decrease in the Company Minimum Gain during any taxable year, the minimum gain chargeback described in Sections 1.704-2(f) and (g) of the Treasury Regulations shall apply.

         6.2 MEMBER MINIMUM GAIN CHARGEBACK. If during any taxable year there is a net decrease in Member Minimum Gain, the partner minimum gain chargeback described in Section 1.704-2(i)(5) of the Treasury Regulations shall apply.

         6.3 QUALIFIED INCOME OFFSET. Any Economic Interest Holder who unexpectedly receives an adjustment, allocation or Distribution described in subparagraphs (4), (5) or (6) of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations, which adjustment, allocation or distribution creates or increases a deficit balance in that Economic Interest Holder's Capital Account, shall be allocated items of "book" income and gain in accordance with the provisions of the "qualified income offset" as described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

         6.4 NONRECOURSE DEDUCTIONS. Nonrecourse Deductions shall be allocated one hundred percent (100%) to InternetStudios.

         6.5 MEMBER NONRECOURSE DEDUCTIONS. Member Nonrecourse Deductions shall be allocated to the Economic Interest Holders as required in Section 1.704-2(i)(1) of the Treasury Regulations in accordance with the manner in which the Economic Interest Holders bear the burden of an Economic Risk of Loss corresponding to the Member Nonrecourse Deductions.

         6.6 ALLOCATION OF NET PROFITS. The Net Profits for each fiscal period of the Company shall be allocated to the Economic Interest Holders in accordance with the following order of priority:

              (a) first, to the Class B Members if they have a positive Dividend Income Account, in accordance with the ratio of their positive Dividend Income Accounts, until their Dividend Income Accounts are reduced to zero (0); and

              (b) finally, one hundred percent (100%) to the Class A Member.

         6.7 ALLOCATION OF NET LOSSES. Net Losses for each fiscal period of the Company shall be allocated one hundred percent (100%) to the Class A Member.

         6.8 DISTRIBUTION OF ASSETS BY THE COMPANY. Subject to applicable law and any limitations contained elsewhere in this Agreement, the Manager may elect from time to time to cause the Company to distribute Distributable Cash to the Economic Interest Holders, which Distributions shall be in the following order of priority:

              (a) first, to the Class B Members if they have positive Unpaid Dividend Income in accordance with the ratio of Unpaid Dividend Income, until their Unpaid Dividend Income is reduced to zero (0);

              (b) finally, one hundred percent (100%), to the Class A Member.

         6.9 ALLOCATION OF NET PROFITS AND LOSSES AND DISTRIBUTIONS IN RESPECT OF A TRANSFERRED INTEREST. If any Economic Interest is Transferred as permitted hereunder or is increased or decreased by reason of the admission of a new Economic Interest Holder or otherwise during any Fiscal Year, each item of income, gain, loss, deduction or credit of the Company for that Fiscal Year shall be allocated based on the "interim closing of the books" method.

         6.10 TAX ALLOCATION MATTERS.

              (a) CONTRIBUTED OR REVALUED PROPERTY. Each Economic Interest Holder's allocable share of the taxable income or loss of the Company, depreciation, depletion, amortization and gain or loss with respect to any contributed property, or with respect to revalued property where the Company's property is revalued pursuant to Paragraph (b)(2)(iv)(f) of Section 1.704-1 of the Treasury Regulations, shall be determined in the manner (and as to revaluations, in the same manner as) provided in Section 704(c) of the Code. The allocation shall take into account, to the full extent required or permitted by the Code, the difference between the adjusted basis of the property to the Economic Interest Holder contributing it and the fair market value of the property determined by the Manager at the time of its contribution or revaluation, as the case may be. The Company shall apply
Section 704(c)(1)(A) by using the "traditional method" as set forth in
Section 1.704-3(b) of the Treasury Regulations.

              (b) RECAPTURE ITEMS. In the event that the Company has taxable income that is characterized as ordinary income under the recapture provisions of the Code, InternetStudios' distributive share of taxable gain or loss from the sale of Company assets (to the extent possible) shall include a proportionate share of this recapture income equal to InternetStudios' share of prior cumulative depreciation deductions with respect to the assets which gave rise to the recapture income.

         6.11 ORDER OF APPLICATION. To the extent that any allocation, Distribution or adjustment specified in any of the preceding Sections of this
ARTICLE VI affects the results of any other allocation, Distribution or adjustment required herein, the allocations, Distributions and adjustments specified in the following Sections shall be made in the priority listed:

              (a) Section 6.8.

              (b) Section 6.1.

              (c) Section 6.2.

              (d) Section 6.3.

              (e) Section 6.4.

              (f) Section 6.5.

              (g) Section 6.7.

              (h) Section 6.6.

              (i) Section 10.4.

         These provisions shall be applied as if all Distributions and allocations were made at the end of the Company's Fiscal Year. Where any provision depends on the Capital Account of any Economic Interest Holder, that Capital Account shall be determined after the operation of all preceding provisions for the Fiscal Year.

         6.12 ALLOCATION OF LIABILITIES. All Nonrecourse Liabilities of the Company shall be allocated to InternetStudios.

         6.13 FORM OF DISTRIBUTION. No Economic Interest Holder, regardless of the nature of its Capital Contribution, has the right to demand and receive any Distribution from the Company in any form other than money. No Economic Interest Holder may be compelled to accept from the Company a Distribution of any asset in kind in lieu of a proportionate Distribution of money being made to other Economic Interest Holder(s), no Economic Interest Holder may be compelled to accept a Distribution of any asset in kind.

         6.14 WITHHOLDING. The Company shall be entitled to pay over to the applicable taxing authorities, and to withhold from Distributions allocable to any Economic Interest Holder, all sums that are required to be paid over or withheld under federal, state or local tax laws with respect to any Economic Interest Holder. Any amounts so withheld and paid over shall be treated for accounting purposes as a Distribution to such Economic Interest Holder and a payment of the withheld tax by such Economic Interest Holder to the appropriate taxing authorities. If the amounts required to be so paid over exceed the current Distributions made to such Economic Interest Holder, the amount of the excess shall be treated as a loan by the Company to such Economic Interest Holder, and that loan shall be repayable in full, with interest as determined below, within ten (10) days of the remittance of the taxes to the appropriate taxing authorities. The loan shall bear interest from the date of the remittance of the tax to the appropriate authorities to the date of payment in full at a rate of interest equal to the lesser of (a) ten percent (10%) per annum (compounded annually and computed on the basis of a 365/366 day year), or (b) the maximum interest rate permitted by law with respect to the loan.

                                 ARTICLE VII

                             TRANSFER OF INTERESTS

         7.1 TRANSFER OF INTERESTS. The Class A Member shall not be permitted to Transfer all or any part of its Membership Interest except upon a merger, reorganization, consolidation or other business combination involving the Class A Member or acquisition of more than 50% of the assets of the Class A Member or the issuance, sale, disposition of (including by way of merger, reorganization, consolidation, share exchange or similar transaction) securities representing 50% or more voting control of the Class A Member in which the Class A Member is the surviving company. The Class B Members shall not be permitted to Transfer all or any part of their Membership Interests except as provided in
Section 7.2 and except upon conversion pursuant to Sections 7.4 and 7.5 Any attempted Transfer in violation of this Agreement shall be null and void ab initio, and the transferee shall not become either a Member or an Economic Interest Holder. After the consummation of any permitted Transfer of all or any part of a Membership Interest, the Membership Interest so Transferred shall continue to be subject to the terms and provisions of this Agreement, and any further Transfers shall be required to comply with the terms and provisions of this Agreement.

         7.2 PERMITTED TRANSFERS. Subject to the provisions of Section 7.8, the restrictions upon Transfer specified in Section 7.1 shall not apply to any Transfer of all or any part of a Class B Member's Membership Interest (a) upon death, as provided by will or the laws of intestate succession, (b) upon marital dissolution, as provided by a property settlement agreement or by court order, (c) to trusts created for estate planning purposes and by such trusts according to their respective distribution terms, (d) to parents, spouses and lineal descendants and (e) to the shareholders of a corporate Class B Member by distribution, sale, transfer or conveyance. Any such Transfer may be by gift, sale, operation of law, or by other voluntary or involuntary conveyance. Any transferee(s) permitted under the preceding sentence shall hold the Transferred Membership Interest or part thereof subject to all the provisions of this Agreement. For the purposes of this
ARTICLE VII, "control" of a Person means the ability, by ownership of voting securities, contract or otherwise, to direct the management and affairs of that Person.

         7.3 LIQUIDATION OF INTERNETSTUDIOS. The Class A Member hereby agrees to give the Class B Members at least thirty (30) days' prior written notice before any dissolution of the Class A Member or of the Company.

         7.4 CONVERSION EVENTS. The Class B Members shall have the right and option to convert all or any part of their Membership Interests into the number of Shares as calculated under the terms of Section 7.5 at any time. Upon the happening of any of the events specified below in this Section 7.4 with respect to a Class B Member (the "Affected Class B Member"), all of the Affected Class B Member's Economic Interests automatically shall be converted into the right to receive the number of Shares as calculated under the terms of Section 7.5 but without the need for further action on the part of the Affected Class B Member. Any Shares received by any Class B Member as a result of any conversion (whether optional or automatic) will be restricted stock in accordance with all pertinent federal and state securities laws, rules, regulations or other governmental restrictions as may now or hereafter be in effect. Collectively, all of the events in this Section 7.4 (whether optional or automatic) shall be the "Conversion Events."

              (a) TERMINATION EVENT. The occurrence of a Termination Event;

              (b) MERGER OR ACQUISITION. Immediately prior to any merger, reorganization, consolidation or other business combination involving the Class A Member or the Company or acquisition of more than 50% of the assets of the Class A Member or the Company or the issuance, sale, disposition of (including by way of merger, reorganization, consolidation, share exchange or similar transaction) securities representing 50% or more voting control of the Class A Member or the Company in which the Class A Member or the Company is not the surviving company (as the case may be);

              (c) SEVENTH ANNIVERSARY. Upon or at any time after the seventh anniversary of the effective date of this Agreement if the Manager provides written notice to the Class B Members thirty (30) days prior to that date; and

              (d) DISSOLUTION. Upon the dissolution of the Class A Member or the Company.

         7.5 TERMS OF TRANSFER PURSUANT TO A CONVERSION EVENT.

              (a) NOTICE OF CONVERSION EVENT. Upon the occurrence of a Conversion Event, the Affected Class B Member, or its executor, administrator, conservator, successor-in-interest or transferee, as the case may be, shall promptly give notice (the "Notice of Conversion Event") to the Company stating when the Conversion Event occurred and the reason therefor, and stating, as a percentage, the proportion of Target Shares the Class B Member desires to convert (if the conversion is at the option of the Class B Member and if such Notice of Conversion Event fails to specify a conversion percentage, the Class B Member shall be deemed to convert one hundred percent (100.0%) of its Target Shares). If no such Notice of Conversion Event is given within ten (10) days of the occurrence of one of the automatic Conversion Events, the Company may commence the conversion on such tenth day (the earlier of the receipt of the Notice of Conversion Event or such tenth day, the "Commencement Date").

              (b) CONVERSION SHARES.

                   (i) CALCULATION. On the Commencement Date, the Company shall promptly calculate the number of Shares to which the Class B Members shall be entitled ("Conversion Shares") using the following formula: an integral number of Shares equal to (i) the Adjusted Target Shares on the Conversion Date, multiplied by (ii) the Conversion Factor, and if (but only if) the conversion is being made at the option of the Class B Member, multiplied by (iii) the percentage specified in (or deemed specified in) the Notice of Conversion Event. For purposes of this calculation, the "Conversion Date" shall be (A) the date on which the Class B Member sends the Notice of Conversion Event to the Company if the conversion occurs at the option of the Class B Member, or (B) the date the Conversion Event occurred, if the conversion is automatic under the terms of Section 7.4.

                   (ii) DEDUCTION OF DAMAGES. Notwithstanding anything to the contrary stated in this Agreement, if the Conversion Event constitutes or arises from a breach of this Agreement by the Affected Class B Member, the Conversion Shares specified above shall be reduced by an amount of Shares whose value (as determined by the closing price of the Shares on the date that the Conversion Event occurred) equals the damages suffered by the Company as a result of the breach.

                   (iii) ISSUANCE OF CONVERSION SHARES. Unless the parties involved mutually agree otherwise, InternetStudios shall issue the Conversion Shares to the Affected Class B Member within thirty (30) calendar days following the Conversion Event. InternetStudios shall deliver stock certificates to the Affected Class B Member. The Affected Class B Member shall execute and deliver to InternetStudios an assignment of the Membership Interest to the extent converted.

                   (iv) CONVERSION RESTRICTIONS IMPOSED BY
LAW. Notwithstanding anything to the contrary stated herein, the Affected Class B Member's right to convert into Conversion Shares as provided in this
ARTICLE VII shall be subject to the restrictions set forth in such pertinent federal and state securities laws, rules, regulations or other governmental restrictions as may now or hereafter be in effect.

              (c) CLASS B MEMBER BOUND. The Class B Member shall take and hold the Conversion Shares subject to any shareholder agreement and to all of the obligations and restrictions therein and shall observe and comply with any shareholder agreement and with all such obligations and restrictions.

         7.6 [intentionally omitted]

         7.7 [intentionally omitted]

         7.8 FURTHER RESTRICTIONS ON TRANSFER OF INTERESTS. In addition to any other restrictions found in this Agreement, no Member may Transfer its Membership Interest, its Economic Interest or any part thereof (a) without compliance with the Securities Act, the California Corporate Securities Law of 1968 and any other applicable securities laws (b) if the Transfer could result in the Company not being classified as a partnership for federal or state income tax purposes, in each case as determined by the Manager. Any attempted or purported Transfer in violation of this Section 7.8 shall be null and void ab initio, and the transferee shall not become either a Member or Economic Interest Holder. In order that the Company avoid treatment as a publicly traded partnership pursuant to Section 7704 of the Code, no Transfer shall be permitted which would cause the Company to be treated as having more than 100 partners, as determined under Treasury Regulations Section 1.7704-1(h)(1)(ii).

         7.9 SUBSTITUTION OF MEMBERS. Notwithstanding anything in this Agreement to the contrary, no transferee of the whole or any part of a Membership Interest shall become a substituted Member in the place of its transferor unless all of the following conditions are satisfied:

              (a) the Transferring Member and the transferee execute and acknowledge such other instrument or instruments as the Manager may deem necessary or desirable to effectuate the admission, including the written acceptance and adoption by the transferee of all of the terms and conditions of this Agreement as the same may have been amended, and the spouse, if any, of the transferee executes and delivers to the Manager a Spousal Consent substantially in the form of Exhibit B; and

              (b) The transferee pays to the Company a transfer fee which is sufficient, in the reasonable discretion of the Manager, to cover all expenses incurred by the Company in connection with the Transfer and substitution.

         7.10 ENFORCEMENT. The Transfer restrictions contained in this Agreement are of the essence of the ownership of a Membership Interest or an Economic Interest. Upon application to any court of competent jurisdiction, the Company shall be entitled to a decree against any Person violating or about to violate such restrictions, requiring their specific performance, including those requiring a Member to sell all or part of its Membership Interest or Economic Interest to the Company and/or the other Members, or prohibiting a Transfer of all or part of a Membership Interest or an Economic Interest.

         7.11 EFFECT OF TRANSFERS IN VIOLATION OF AGREEMENT. If, for any reason, a court refuses to enforce the provisions of Section 7.1 or Section
7.8 to the effect that a Transfer in violation of this ARTICLE VII is null and void, then, upon any such Transfer of a Membership Interest or Economic Interest or part thereof in violation of this ARTICLE VII, the transferee shall have no right to vote or participate in the management of the business, property and affairs of the Company or to exercise any rights of a Member. The transferee shall only be entitled to become an Economic Interest Holder to the extent of the Membership Interest or Economic Interest attempted or purported to be Transferred to it in violation of this Agreement and thereafter shall only receive the share of the Company's Net Profits, Net Losses, Tax Credits, Distributable Cash, and other Distributions to which the Transferring Economic Interest Holder would otherwise have been entitled.

                                 ARTICLE VIII

                       CONSEQUENCES OF TERMINATION EVENTS

         8.1 DISSOLUTION OF COMPANY. The occurrence of a Termination Event as to any Member other than the last and only remaining Member shall not dissolve the Company. Upon the occurrence of a Termination Event as to the last and only remaining Member, the Company shall dissolve unless the Manager and the personal representative or other successor-in-interest of the last and only remaining Member consent in writing within ninety (90) days of such Termination Event to the continuation of the Company and to the admission of such personal representative or other successor-in-interest, or its designee or nominee, as a Member.

         8.2 ADMISSION OR CONVERSION. Upon the occurrence of a Termination Event with respect to a Class B Member, the provisions of Sections 7.4 and
7.5 shall apply. Upon the occurrence of a Termination Event with respect to a Class A Member under circumstances where the Company does not dissolve, the Manager shall determine which one of the following shall occur and give written notice thereof to the remaining Class A Members and to the Class A Member who suffered the Termination Event (the "Former Member"):

              (a) the Former Member's personal representative or other successor-in-interest shall be admitted as a Class A Member of the Company in the place and stead of the Former Member to the extent of the Former Member's Membership Interest (the "Former Member's Interest");

              (b) the Former Member's Interest shall be converted to a bare Economic Interest, and the Former Member's personal representative or other successor-in-interest shall become the owner of that Economic Interest as a Class B Member; or

              (c) a Former Member's Interest shall be purchased by the Company and/or one or more of the remaining Class A Members and/or any other Person(s) designated by the Manager, and the Former Member or the Former Member's personal representative or other successor-in-interest shall sell, the Former Member's Interest for the Net Value of the Economic

Interest as of the date of the Termination Event on terms and conditions to be specified by the Manager in its sole and absolute discretion.

         8.3 PURCHASE PRICE. If the Manager elects the alternative at Section 8.2(c), the purchase price for the Former Member's Interest shall be the Capital Account balance of the Former Member as of the date of the Termination Event, except that if the Termination Event results from a breach of this Agreement by the Former Member, the purchase price shall be reduced by an amount equal to the damages suffered by the Company as a result of the breach.

         8.4 NOTICE OF INTENT TO PURCHASE. Within thirty (30) days after the Manager has notified the remaining Class A Members of the purchase price of the Former Member's Interest, each remaining Class A Member shall notify the Manager in writing if that Class A Member desires to purchase a portion of the Former Member's Interest. The failure of any remaining Class A Member to submit a notice within the applicable period shall constitute an election on the part of that Member not to purchase any of the Former Member's Interest. Each remaining Class A Member so electing to purchase (a "Purchasing Member") shall be entitled to purchase a portion of the Former Member's Interest in the same proportion that the Economic Interest of the Purchasing Member bears to the aggregate of the Economic Interests of all of the Purchasing Members.

         8.5 ELECTION TO PURCHASE LESS THAN ALL OF THE FORMER MEMBER'S INTEREST. If any Purchasing Member elects to purchase less than all of its pro rata share of the Former Member's Interest, then the other Purchasing Members may elect to purchase more than their pro rata share. If the Purchasing Members fail to purchase the entire interest of the Former Member, the Company and/or any other Person(s) designated by the Manager shall purchase any remaining share of the Former Member's Interest.

         8.6 CLOSING OF PURCHASE OF FORMER MEMBER'S INTEREST. The closing (the "Closing") of the sale of a Former Member's Interest shall be held no later than sixty (60) days after the determination of the purchase price. At the Closing, the Former Member or the Former Member's legal representative shall deliver to the purchasers an instrument of transfer (containing warranties as to title and the absence of encumbrances) conveying the Former Member's Interest. The Former Member or the Former Member's legal representative and the purchasers shall do all things and execute and deliver all papers necessary to consummate the transaction in accordance with the provisions of this Agreement.

         8.7 PAYMENT OF PURCHASE PRICE. The purchase price shall be paid as follows: the purchasers shall pay cash at the Closing equal to one-fifth (1/5) of the purchase price, with the balance of the purchase price to be paid in four equal annual principal installments, plus interest, payable each year on the anniversary date of the Closing. The unpaid principal balance shall accrue interest at the current applicable federal rate provided in the Code for the month in which the initial payment is made, but the purchasers shall have the right to prepay in full or in part at any time without penalty. The obligation to pay the balance due shall be evidenced by a promissory note, and if purchased by a Person other than the Company, secured by a pledge of the Membership Interest being purchased.

                                ARTICLE IX

                    ACCOUNTING, RECORDS, REPORTING BY MEMBERS

         9.1 BOOKS AND RECORDS. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with the accounting method selected by the Manager. The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain all of the following at its principal office with copies available at all times during normal business hours for inspection upon reasonable notice by any Member or Economic Interest Holder or its authorized representatives for any purpose reasonably related to its Membership Interest or Economic Interest:

              (a) a current list of the full name and last known business or residence address of each Member and Economic Interest Holder set forth in alphabetical order, together with the Capital Contributions, Capital Account, Voting Interest and Economic Interest of each Member and Economic Interest Holder;

              (b) a current list of the full name and business or residence address of each Manager;

              (c) copies of the Certificate of Formation and all amendments thereto, together with executed copies of any powers of attorney pursuant to which the Certificate of Formation or any amendments thereto have been executed;

              (d) copies of the Company's federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years;

              (e) copies of this Agreement and any and all amendments thereto, together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed;

              (f) copies of the financial statements of the Company, if any, for the six most recent Fiscal Years;

              (g) the Company's books and records pertaining to the internal affairs of the Company for at least the current and past four Fiscal Years; and

              (h) copies of all written consents approving actions taken by the Members without a meeting pursuant to Section 4.4.

         9.2 REPORTS; ANNUAL STATEMENTS.

              (a) GOVERNMENTAL REPORTS. The Manager shall cause to be filed all documents and reports required to be filed with any governmental agency in accordance with the Act.

              (b) FINANCIAL REPORTS. The Manager shall cause to be sent to each Member and Economic Interest Holder of the Company (a) not later than one hundred twenty (120) days after the close of each Fiscal Year of the Company, the Company's unaudited financial statements for that Fiscal Year, including a balance sheet as of the end of that Fiscal Year and an income statement and statement of changes in financial position for that Fiscal Year, accompanied by the report thereon of the independent accountants engaged by the Company, and (b) within thirty (30) days after the end of each of the first three (3) fiscal quarters of each Fiscal Year of the Company, the Company's unaudited financial statements for such fiscal quarter, including a balance sheet as of the end of that fiscal quarter and an income statement and statement of changes in financial position for such fiscal quarter.

              (c) TAX REPORTS. The Manager shall cause to be prepared at least annually, at Company expense, information necessary for the preparation of the Members' and Economic Interest Holders' federal and state income tax returns. The Manager shall send or cause to be sent to each Member and Economic Interest Holder within ninety (90) days after the end of each taxable year such information as is necessary to complete federal and state income tax or information returns.

         9.3 BANK ACCOUNTS; INVESTED FUNDS. All funds of the Company shall be deposited in such account or accounts of the Company as may be determined by the Manager and shall not be commingled with the funds of any other Person. All withdrawals therefrom shall be made upon checks signed by such persons and in such manner as the Manager may determine. Temporary surplus funds of the Company may be invested in commercial paper, time deposits, short-term government obligations or other investments determined by the Manager.

         9.4 TAX MATTERS FOR THE COMPANY HANDLED BY TAX MATTERS PARTNER. The Manager shall from time to time cause the Company to make such tax elections as it deems to be in the best interests of the Company and the Members. The Tax Matters Partner shall represent the Company (at the Company's expense) in connection with all administrative and judicial proceedings by the Internal Revenue Service or any government authority involving any return of the Company, and may expend the Company's funds for professional services and costs associated therewith. Without limiting the powers which the Tax Matters Partner may exercise, the Tax Matters Partner shall have the authority to do any of the following: (a) enter into a settlement agreement with the Internal Revenue Service which binds the Members; (b) file a petition as contemplated in Section 6226(a) or 6228 of the Code; (c) intervene in any action as contemplated in Section 6226(b)(5) of the Code; (d) file any request contemplated in Section 6227(b) of the Code; or (e) enter into an agreement extending the period of limitations as contemplated in Section 6229(b)(1)(B) of the Code.

         If for any reason the Tax Matters Partner can no longer serve in that capacity, a Majority in Interest may designate another Member to be Tax Matters Partner. All determinations and acts made by, and all omissions of, the Tax Matters Partner shall be final and binding on the Company and the Members in all respects and for all purposes. The Tax Matters Partner shall have the right to delegate in writing any or all of its authority, rights and/or obligations, whether arising hereunder, under the Act, the Code or otherwise, to any one or more officers, agents or duly authorized representatives of the Company.

         9.5 ACCOUNTING MATTERS. All decisions as to accounting matters shall be made by the Manager.

         9.6 CONFIDENTIALITY. All books, records, financial statements, tax returns, budgets, business plans and projections of the Company, all other information concerning the business, affairs and properties of the Company and all of the terms and provisions of this Agreement shall be held in confidence by the Manager, the Members and the Economic Interest Holders and their respective Affiliates, subject to any obligation to comply with (a) any applicable law, (b) any rule or regulation of any legal authority or securities exchange or (c) any subpoena or other legal process to make information available to the Persons entitled thereto. Such confidentiality shall be maintained to the same degree as the Manager, Member or Economic Interest Holder maintains its own confidential information and shall be maintained until such time, if any, as any such confidential information either is, or becomes, published or a matter of public knowledge.

                                  ARTICLE X

                           DISSOLUTION AND WINDING UP

         10.1 DISSOLUTION. The Company shall be dissolved, its assets disposed of and its affairs wound up upon the first to occur of the following:

              (a) the vote of the Manager; or

              (b) the occurrence of a Termination Event as to the last and only remaining Member, if the Manager and that Member's personal representative or other successor-in-interest fail to consent to the continuation of the Company in accordance with Section 8.1 within ninety (90) days after the occurrence of that event.

         10.2 DATE OF DISSOLUTION. Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the assets of the Company have been liquidated and distributed as provided herein and no sooner than the date that is thirty (30) days after the dissolution event. The Class B Members shall promptly be given written notice of any dissolution event. Notwithstanding the dissolution of the Company, prior to the termination of the Company the business of the Company and the rights and obligations of the Members and Economic Interest Holders, as such, shall continue to be governed by this Agreement.

         10.3 WINDING UP. Upon the occurrence of any event specified in
Section 10.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors. The Manager shall be responsible for overseeing the winding up and liquidation of the Company and shall cause the Company to (a) sell or otherwise liquidate all of the Company's assets as promptly as practicable, except to the extent the Manager determines to distribute any assets to the Economic Interest Holders in kind, (b) allocate any Net Profits or Net Losses resulting from such sales to the Economic Interest Holders' Capital Accounts in accordance with this Agreement, (c) discharge or make reasonable provision for all liabilities of the Company, including all liabilities to the Manager, the Members and the Economic Interest Holders to the extent permitted by law (other than liabilities for unpaid distributions to Economic Interest Holders and former Economic Interest Holders under the Act), and all costs relating to the dissolution, winding up, and liquidation and distribution of assets, (d) establish such reserves as may be reasonably necessary to provide for contingent liabilities of the Company (for purposes of determining the Capital Accounts of the Economic Interest Holders, the amounts of such reserves shall be deemed to be an expense of the Company), (e) discharge or make reasonable provision for any remaining liabilities of the Company to the Economic Interest Holders, other than on account of their interests in Company capital or profits, and to the Manager, and (f) distribute the remaining assets in the manner specified in Section 10.4.

         10.4 LIQUIDATING DISTRIBUTIONS. The remaining assets of the Company shall promptly be distributed to the Class A Member.

         10.5 [intentionally omitted]

         10.6 [intentionally omitted]

         10.7 NO LIABILITY. Notwithstanding anything to the contrary in this Agreement, upon a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Economic Interest Holder has a negative deficit Capital Account balance (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), neither that Economic Interest Holder nor the Manager shall have any obligation to make any contribution to the capital of the Company, and the negative balance of that Economic Interest Holder's Capital Account shall not be considered a debt owned by that Economic Interest Holder or the Manager to the Company or to any other person for any purpose whatsoever.

         10.8 [intentionally omitted]

         10.9 CERTIFICATE OF CANCELLATION. Upon completion of the winding up of the Company's affairs, the Manager shall file a Certificate of Cancellation with the Delaware Secretary of State.

         10.10 COMPENSATION FOR SERVICES. The Manager shall be entitled to reasonable compensation from the Company for its services in winding up the affairs of the Company.

         10.11 NO ACTION FOR DISSOLUTION. The Members acknowledge that irreparable damage would be done to the goodwill and reputation of the Company if any Member should voluntarily cause a Termination Event or bring an action in court to dissolve the Company under circumstances where dissolution is not required by Section 10.1. The Members further acknowledge that this Agreement has been drawn carefully to provide fair treatment to all parties and equitable payment in liquidation of the Membership Interests and Economic Interests. Accordingly, except as expressly permitted in this Agreement, no Member may take any voluntary action that directly causes the Company to dissolve, and unless the Managers fail to liquidate the Company as required by this ARTICLE X, each Member waives and renounces its right to initiate legal action to seek the appointment of a receiver or trustee to liquidate the Company or to seek a decree of judicial dissolution of the Company on the ground that it is not reasonably practicable to carry on the business of the Company in conformity with the

Certificate of Formation or this Agreement or that dissolution is reasonably necessary for the protection of the rights or interests of the complaining Member.

                               ARTICLE XI

        LIMITATION OF LIABILITY; STANDARD OF CARE; INDEMNIFICATION

         11.1 LIMITATION OF LIABILITY. The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Economic Interest Holder, Manager or officer of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Economic Interest Holder, Manager or officer.

         11.2 STANDARD OF CARE. Neither the Manager nor any Member or officer of the Company shall have any personal liability whatsoever to the Company or to any Member, Economic Interest Holder or Affiliate of the Company or to any Affiliate or constituent owner of any Member or Economic Interest Holder on account of such Person's status as the Manager or as a Member or officer of the Company or by reason of such Person's acts or omissions in connection with the conduct of the business of the Company so long as such Person acts in good faith for a purpose which the Person reasonably believes to be in, or not opposed to, the best interests of the Company.

         11.3 INDEMNIFICATION. The Company shall indemnify and hold harmless any Person made, or threatened to be made, a party to an action or proceeding, whether civil, criminal or investigative (a "proceeding"), including an action by or in the right of the Company, by reason of the fact that such Person was or is a Manager, a Member (including in the capacity of the Tax Matters Partner) or an officer of the Company, an Affiliate of a Manager, a Member or an officer of the Company, or an officer, director, shareholder, partner, member, employee, manager or agent of any of the foregoing, against all judgments, fines, amounts paid in settlement and reasonable expenses (including investigation, accounting and attorneys' fees) incurred as a result of such proceeding, or any appeal therein (and including, without limitation, indemnification against active or passive negligence, gross negligence or breach of duty) if such Person acted in good faith, for a purpose which he reasonably believed to be in, or not opposed to, the best interests of the Company and in criminal proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful. The termination of any such civil or criminal proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such Person did not act in good faith, for a purpose which he reasonably believed to be in, or not opposed to, the best interests of the Company or that he had reasonable cause to believe that his conduct was unlawful. The Company's indemnification obligations hereunder shall survive the termination of the Company. Each indemnified Person shall have a claim against the property and assets of the Company for payment of any indemnity amounts from time to time due hereunder, which amounts shall be paid or properly reserved for prior to the making of distributions by the Company to the Members.

         11.4 CONTRACT RIGHT; EXPENSES. The right to indemnification conferred in this ARTICLE XI shall be a contract right and shall include the right to require the Company to advance the expenses incurred by the indemnified Person in defending any such proceeding in advance of its final disposition; provided, however, that, if the Act so requires, the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon receipt by the Company of an undertaking, by or on behalf of the indemnified Person, to repay all amounts so advanced if it shall ultimately be determined that such Person is not entitled to be indemnified under this ARTICLE XI or otherwise.

         11.5 INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Company may, to the extent authorized from time to time by the Manager, grant rights to indemnification and to advancement of expenses to any employee or agent of the Company to the fullest extent of the provisions of Sections 11.3 and 11.4 with respect to the indemnification and advancement of expenses of the Managers, the Member and/or the officers of the Company.

         11.6 NONEXCLUSIVE RIGHT. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this ARTICLE XI shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute or agreement, or under any insurance policy obtained for the benefit of the Manager, the Members or the officers of the Company.

         11.7 SEVERABILITY. If any provision of this ARTICLE XI is determined to be unenforceable in whole or in part, such provision shall nonetheless be enforced to the fullest extent permissible, it being the intent of this
ARTICLE XI to provide indemnification to all Persons eligible hereunder to the fullest extent permitted under law.

         11.8 INSURANCE. The Manager may cause the Company to purchase and maintain insurance on behalf of any Person (including, without limitation, the Manager or any Member or officer of the Company) who is or was an agent of the Company against any liability asserted against that Person and incurred by that Person in any such capacity or arising out of that Person's status as an agent, whether or not the Company would have the power to indemnify that Person against liability under the provisions of Sections 11.3 and 11.4 or under applicable law.

                                 ARTICLE XII

                           INVESTMENT REPRESENTATIONS

         Each Member ("Representing Party") represents and warrants to the other Members and the Company as follows:

         12.1 PREEXISTING RELATIONSHIP OR EXPERIENCE. (a) The Representing Party has a preexisting personal or business relationship with the Company or one or more of its Manager, officers or control persons, or (b) by reason of the Representing Party's business or financial experience, or by reason of the business or financial experience of the Representing Party's financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any Affiliate or selling agent of the Company, the Representing Party is capable of evaluating the risks and merits of an investment in its Economic Interest and of protecting the Representing Party's own interests in connection with the investment.

         12.2 ACCESS TO INFORMATION. The Representing Party has had an opportunity to review all documents, records and books pertaining to this investment and has been given the opportunity to consult with counsel of his or her choice with respect to all aspects of this investment and the Company's proposed business activities. Such Representing Party has personally met with the Manager and has been provided with such information as may have been requested and has at all times been given the opportunity to obtain additional information necessary to verify the accuracy of the information received and the opportunity to ask questions of and receive answers from the Manager concerning the terms and conditions of the investment and the nature and prospects of the Company's business.

         12.3 ECONOMIC RISK. The Representing Party is financially able to bear the economic risk of an investment in its Economic Interest, including the total loss thereof.

         12.4 INVESTMENT INTENT. The Representing Party is acquiring its Membership Interest or Economic Interest for investment purposes and for the Representing Party's own account only and not with a view to, or for sale in connection with, any distribution of all or any part of its Membership Interest or Economic Interest. Except for the partners or members of the Representing Party, no other Person will have any direct or indirect beneficial interest in, or right to, its Membership Interest or Economic Interest.

         12.5 CONSULTATION WITH ATTORNEY. The Representing Party has been advised to consult with its own attorney regarding all legal and tax matters concerning an investment in its Membership Interest or Economic Interest and has done so to the extent it considers necessary.

         12.6 PURPOSE OF ENTITY. If the Representing Party is a corporation, partnership, limited liability company, trust or other entity, it was not organized for the specific purpose of acquiring its Membership Interest or Economic Interest.

         12.7 RESIDENCY. The Representing Party is a resident of the state of California.

         12.8 NO ADVERTISING. The Representing Party has not seen, received or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement or any other form of advertising or general solicitation with respect to the sale of its Membership Interest or Economic Interest.

         12.9 INTEREST IS RESTRICTED SECURITY. The Representing Party understands that its Economic Interest or Membership Interest is a "restricted security" under the Securities Act in that the Economic Interest or Membership Interest will be acquired from the Company in a transaction not involving a public offering, that its Economic Interest or Membership Interest may be resold without registration under the Securities Act only in certain limited circumstances and that otherwise its Economic Interest or Membership Interest must be held indefinitely.

         12.10 NO REGISTRATION OF INTEREST. The Representing Party acknowledges that its Economic Interest or Membership Interest has not been registered under the Securities Act or qualified under any state securities law in reliance, in part, upon its representations, warranties and agreements herein.

         12.11 ORGANIZATION. The Member is duly organized and validly existing under the laws of its jurisdiction of formation, with full corporate or limited liability company power to carry on its business as now or proposed to be conducted.

         12.12 AUTHORITY. The Member has full power and authority to enter into this Agreement and has taken all action required to authorize the execution, delivery and performance of this Agreement.

         12.13 ENFORCEABILITY. This Agreement constitutes the legal, valid and binding obligation of the Member, enforceable against the Member in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies.

         12.14 NO VIOLATION. Neither the execution, delivery or performance by the Member of this Agreement will: (a) violate any provision of the Certificate of Incorporation, Certificate of Formation, bylaws, operating agreement or other charter documents of the Member; (b) violate, or constitute a default under any contract or agreement to which the Member or any of its properties is subject or bound; or (c) violate any law or order to which the Member or any of its properties is subject.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         13.1 INTERNETSTUDIOS' COUNSEL. The Members acknowledge that Loeb & Loeb LLP is counsel to InternetStudios with respect to this Agreement and the transactions contemplated herein and that Loeb & Loeb LLP may in the future represent the Company in connection with its business and affairs. Each other party hereto hereby consents to Loeb & Loeb LLP's representation of InternetStudios with respect to this Agreement and the transactions contemplated herein and also consents to Loeb & Loeb LLP's representation of the Company in the future. Without limiting the generality of the foregoing, each other party hereto agrees that Loeb & Loeb LLP may, notwithstanding any past existing or future representation of the Company or any information or experience obtained by Loeb & Loeb LLP in any such representation, represent InternetStudios and/or its respective Affiliates in connection with any future litigation, reference or other proceeding or dispute which may arise from or relate to this Agreement or the transactions contemplated herein, hereby waiving any rights it may have to object to such representation under any and all circumstances. Such consent is freely given by each other party hereto after full consideration of its consequences and after consultation with independent legal counsel of its choice.

         13.2 AMENDMENTS. No amendment to this Agreement may be made without compliance with Section 5.1(b)(xvii). All amendments to this Agreement must be in writing.

         13.3 OFFSET PRIVILEGE. The Company may offset against any monetary obligation owing from the Company to any Member, Economic Interest Holder or Manager any monetary obligation then owing from that Member, Economic Interest Holder or Manager to the Company.

         13.4 ARBITRATION.

              (a) GENERAL. In the event of any dispute, claim or controversy among the parties arising out of or relating to this Agreement or the Certificate of Formation, whether in contract, tort, equity or otherwise, and whether relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement or the Certificate of Formation, such dispute, claim or controversy shall be resolved by and through an arbitration proceeding to be conducted under the auspices and the commercial arbitration rules of the American Arbitration Association (or any like organization successor thereto) at Los Angeles, California. The arbitrability of the dispute, claim or controversy shall likewise be determined in the arbitration. The arbitration proceeding shall be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association. Both the foregoing agreement of the parties to arbitrate any and all such disputes, claims and controversies, and the results, determinations, findings, judgments and/or awards rendered through any such arbitration shall be final and binding on the parties and may be specifically enforced by legal proceedings in any court of competent jurisdiction.

              (b) GOVERNING LAW. The arbitrator(s) shall follow any applicable federal law and Delaware state law (with respect to all matters of substantive law) in rendering an award.

              (c) COSTS OF ARBITRATION. The cost of the arbitration proceeding and any proceeding in court to confirm or to vacate any arbitration award, as applicable (including, without limitation, each party's attorneys' fees and costs), shall be borne by the unsuccessful party or, at the discretion of the arbitrator(s), may be prorated between the parties in such proportion as the arbitrator(s) determine(s) to be equitable and shall be awarded as part of the arbitrators' award.

         13.5 REMEDIES CUMULATIVE. Except as otherwise provided herein, the remedies under this Agreement are cumulative and shall not exclude any other remedies to which any Person may be lawfully entitled.

         13.6 NOTICES. Any notice to be given to the Company or any Member, Economic Interest Holder or Manager in connection with this Agreement must be in writing and will be deemed to have been given and received when delivered to the address specified by the party to receive the notice by courier or other means of personal service, when received if sent by facsimile, or three
(3) days after deposit of the notice by first class mail, postage prepaid, or certified mail, return receipt requested. Any such notice must be given to the Company at its principal place of business, and to any Member, Economic Interest Holder or Manager at the address specified in Exhibit A. Any party may, at any time by giving five (5) days' prior written notice to the other parties, designate any other address as the new address to which notice must be given.

         13.7 ATTORNEYS' FEES. Subject to the provisions of Section 13.4 requiring that disputes be submitted to arbitration, in the event that any dispute between the Company and/or the Members or Economic Interest Holders and/or the Manager should result in litigation, the prevailing party in that dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys' fees and expenses.

         13.8 GOVERNING LAW; JURISDICTION. The Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflicts of laws principles of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware. Subject to the requirement that all disputes are to be submitted to arbitration pursuant to Section 13.4, each Member, Economic Interest Holder and Manager consents to the exclusive jurisdiction of the federal courts sitting in Los Angeles, California, in any action on a claim arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement. Each Member, Economic Interest Holder and Manager further agrees that personal jurisdiction over it may be effected by service of process by registered or certified mail addressed as provided in Section 13.6 and that when so made shall be as if served upon it personally.

         13.9 COMPLETE AGREEMENT. This Agreement and the Certificate of Formation constitute the complete and exclusive statement of agreement among the Members, Economic Interest Holders and Manager with respect to their respective subject matters and supersede all prior written and oral agreements or statements by and among the Members, Economic Interest Holders and Manager. No representation, statement, condition or warranty not contained in any such agreement shall be binding on the Members, Economic Interest Holders or Managers or have any force or effect whatsoever.

         13.10 NO THIRD-PARTY RIGHTS. No Person other than a Member, an Economic Interest Holder, a Manager or a Person entitled to indemnification pursuant to ARTICLE XI shall have any legal or equitable right, remedy or claim, or be a beneficiary, under or in respect of this Agreement.

         13.11 BINDING EFFECT. Subject to the provisions of this Agreement relating to Transferability, this Agreement shall be binding upon and inure to the benefit of the Members, Economic Interest Holders and Manager and their respective successors, heirs and assigns.

         13.12 SECTION HEADINGS. All Section headings are inserted only for convenience of reference and are not to be considered in the interpretation or construction of any provision of this Agreement.

         13.13 INTERPRETATION. In the event any claim is made by any Member, Economic Interest Holder or Manager relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Member or Manager or that Member's, Economic Interest Holder's or Manager's counsel.

         13.14 SEVERABILITY. If any provision of this Agreement or the application of that provision to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of that provision to persons or circumstances other than those to which it is held invalid shall not be affected.

         13.15 MULTIPLE COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, all of the Members and the Manager of the Company have executed this Agreement, effective as of the date first written above.

                                      CLASS A MEMBER:

                                      InternetStudios.com, Inc.,
                                      a Nevada corporation

                                      By:
                                         ------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            -------------------------------

                                      CLASS B MEMBERS:

                                      MediaChase Ltd., a Delaware corporation

                                      By:
                                         ---------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ----------------------------------


                                      ----------------------------------------
                                      Heidi Lester


                                      ----------------------------------------
                                      Steve Fredericks

                                      MANAGER:

                                      InternetStudios.com, Inc.,
                                      a Nevada corporation

                                      By:
                                         ---------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ----------------------------------

                                    EXHIBIT A

                   NAMES, ADDRESSES, AND CAPITAL CONTRIBUTIONS
                  OF CLASSES OF MEMBERS AND NAME AND ADDRESS OF
                                  MANAGER AS OF

                                 March 28, 2000



                                                                                        MEMBER'S
                                                                    MEMBER'S CAPITAL    VOTING          TARGET
MEMBER'S NAME                 MEMBER'S ADDRESS                      CONTRIBUTION        INTEREST        SHARES
CLASS A MEMBER:

InternetStudios.com, Inc.     1351 4th Street                       $ 14,924,960        100%            0
                              Suite 227
                              Santa Monica, CA 90401


CLASS B MEMBERS:

MediaChase Ltd.               8286 Santa Monica Blvd.               $437,507            0%              250,000
                              West Hollywood, CA 90046
Heidi Lester                  1351 4th Street                       $1,050,016          0%              600,000
                              Suite 227
                              Santa Monica, CA 90401
Steve Fredericks              1351 4th Street                       $700,011            0%              400,000
                              Suite 227
                              Santa Monica, CA 90401


MANAGER'S NAME                              MANAGER'S ADDRESS

InternetStudios.com, Inc.                   1351 4th Street
                                            Suite 227
                                            Santa Monica, CA

                                    EXHIBIT B

                                 SPOUSAL CONSENT

         Each of the undersigned acknowledges as follows:

         (a) The undersigned has read the foregoing Limited Liability Company Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees to certain restrictions and requirements relating to the sale or other Transfer of his/her Membership and/or Economic Interests, including the undersigned's community property interest therein (if any) of the Company. THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

         (b) The undersigned (1) consents to any such restrictions and requirements, (2) agrees that the undersigned's spouse shall have the sole and exclusive management power with respect to the Membership and/or Economic Interests subject to the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other Transfer of such Membership and/or Economic Interests, or of any interest therein.

         (c) Should the spouse of the undersigned die and bequeath to the undersigned any interest in the Membership and/or Economic Interests covered by the Agreement in such a manner that no probate is required with respect thereto, or should the applicable probate laws relating to the community property interest (if any) of the undersigned in such Membership and/or Economic Interests provide, upon the death of the undersigned's spouse, that the undersigned is entitled to a portion of such Membership and/or Economic Interests without such portion being subject to probate, or should the undersigned acquire any interest in the Membership and/or Economic Interests during the undersigned's spouse's life by reason of any agreement, court order, judgment or decree, or for any other reason whatsoever, then the undersigned further agrees that the undersigned shall perform all of the obligations of the undersigned's deceased spouse imposed thereunder.

         (d) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                          --------------------------------
                                          Name:
                                               ---------------------------,
                                          Spouse of
                                                    ----------------------


                                          --------------------------------
                                          Name:
                                               ---------------------------,
                                          Spouse of
                                                   -----------------------